Fixed Overview Report: 30y Conf OOC 7s

Summary of Loans in Statistical Calculation Pool			Range
(As of 8/15/2005 )

Total Number of Loans		782
Total Outstanding Balance		$140,557,780
Average Loan Balance		$179,741	$30,000 to $ 600.000
Escrow Balance		0.44%
WA Mortgage Rate		7.391%	6.875% to 9.250%
WA Original Term (months)		360	360 to 360
WA Remaining Term (months)		357	283 to 360
WA Age (months)		3	0 to 77
WA LTV		79.89%	14.60% to 100.00%
WA CLTV		91.65%	0.00% to 100.00%
WA FICO		669	0 to 815
WA DTI		25.35%	0.00% to 55.56%
Balloon		0.00%
California North		1.36%
California South	(ZIP : 90000- 93600)	3.68%
Size (% of pool)	Jumbo/Super-Jumbo	0.00%
	Conforming (Size=C)	100.00%
Secured by (% of pool)	1st Liens	100.00%
	2st Liens	0.00%
Prepayment Penalty (% of all loans)		59.67%

Top 10 States		Top 10 Prop		Doc Types		Provided Doc		Purpose Codes		Occ Codes	Orig PP Term		IO Loans
VA	15.42%	SFR	54.23%	FL/AL	5.26%		77.77%	P	71.38%	P 100.00%	36	49.17%	0	74.75%
MD	11.39%	PUD	20.50%	SS	13.69%	FULL	6.46%	CO	22.08%		0	40.33%	120	25.25%
NJ	11.37%	2-4F	16.88%	NAV/NIV	44.21%	NINA	3.99%	RT	6.54%		12	4.34%
FL	11.12%	CO	7.20%	RE	1.08%	NO RAT	2.07%				60	3.79%
NY	9.67%	TH	0.82%	NR	11.42%	NIV	2.05%				24	1.37%
TX	5.21%	CP	0.37%	ND	24.34%	SISA	1.83%				6	0.93%
CA	5.04%					NO DOC	1.59%				48	0.08%
AZ	3.22%					STATED	0.76%
PA	2.84%					Stated (	0.60%
GA	2.36%					Stated I	0.46%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed. with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff R Term	Cutoff Season	FICO	LTV
All orig_balance	140,557,779.50	782	100.00	179,741.41	6.88	9.25	7.39	7.13	357	3	669	80
0 =< ... < 100000.01	11,698,356.94	155	8.32	75,473.27	6.88	9.00	7.46	7.20	357	3	673	77
100000.01 =< ... < 200000.01	49,587,990.77	342	35.28	144,994.13	6.88	9.25	7.40	7.15	357	3	670	80
200000.01 =< ... < 300000.01	50,185,218.73	205	35.70	244,805.95	6.88	8.50	7.30	7.05	357	3	665	80
300000.01 =< ... < 400000.01	23,252,479.37	68	16.54	341,948.23	6.88	8.50	7.47	7.19	356	4	672	81
400000.01 =< ... < 500000.01	4,193,813.69	9	2.98	465,979.30	6.88	8.13	7.55	7.30	357	3	671	80
500000.01 =< ... < 600000.01 Sched_Balance	1,639,920.00	3	1.17	546,640.00	7.63	7.88	7.76	7.51	359	1	709	80
0 =< ... < 100000.01	11,728,425.28	156	8.34	75,182.21	6.88	9.00	7.46	7.20	357	3	673	77
100000.01 =< ... < 200000.01	49,587,990.77	342	35.28	144,994.13	6.88	9.25	7.40	7.15	357	3	670	80
200000.01 =< ... < 300000.01	50,441,316.01	205	35.89	246,055.20	6.88	8.50	7.31	7.05	357	3	665	80
300000.01 =< ... < 400000.01	22,966,313.75	67	16.34	342,780.80	6.88	8.50	7.45	7.19	357	3	672	81
400000.01 =< ... < 500000.01	4,193,813.69	9	2.98	465,979.30	6.88	8.13	7.55	7.30	357	3	671	80
500000.01 =< ... < 600000.01 state TOP 10	1,639,920.00	3	1.17	546,640.00	7.63	7.88	7.76	7.51	359	1	709	80
Other	31,433,951.69	215	22.36	146,204.43	6.88	9.25	7.46	7.19	356	4	673	81
VA	21,680,448.71	96	15.42	225,838.01	6.88	8.25	7.22	6.97	357	3	660	79
MD	16,006,374.70	71	11.39	225,441.90	6.88	8.50	7.28	7.03	357	3	667	80
NJ	15,975,528.90	67	11.37	238,440.73	7.25	8.50	7.64	7.39	357	3	660	80
FL	15,633,883.95	106	11.12	147,489.47	6.88	8.50	7.28	7.03	357	3	679	80
NY	13,589,940.37	46	9.67	295,433.49	7.00	8.75	7.53	7.28	357	3	682	79
TX	7,316,166.96	66	5.21	110,851.01	6.88	9.25	7.39	7.11	356	4	674	81
CA	7,081,782.36	28	5.04	252,920.80	6.88	8.00	7.27	7.01	357	3	664	78
AZ	4,524,041.30	31	3.22	145,936.82	6.88	8.75	7.27	7.02	357	3	657	81
PA	3,996,226.47	33	2.84	121,097.77	6.88	9.00	7.56	7.31	356	4	655	80
GA Orig_LTV	3,319,434.09	23	2.36	144,323.22	6.88	8.25	7.35	7.10	355	5	675	79
0 =< ... < 50.01	1,511,831.38	15	1.08	100,788.76	6.88	9.00	7.62	7.36	353	7	631	40
50.01 =< ... < 60.01	1,408,717.48	11	1.00	128,065.23	6.88	8.75	7.34	7.09	357	3	609	54
60.01 =< ... < 70.01	5,340,610.43	35	3.80	152,588.87	6.88	8.38	7.38	7.12	357	3	642	68
70.01 =< ... < 80.01	116,359,151.56	624	82.78	186,473.00	6.88	9.00	7.35	7.09	357	3	670	80
80.01 =< ... < 90.01	7,665,528.90	46	5.45	166,641.93	7.00	9.25	7.70	7.40	355	5	682	89
90.01 =< ... < 100.01 Curr_Rate	8,271,939.75	51	5.89	162,194.90	6.88	9.00	7.70	7.42	356	4	684	95
6.75 =< ... < 7	13,424,605.62	80	9.55	167,807.57	6.88	6.99	6.88	6.62	358	2	674	77
7 =< ... < 7.25	30,785,177.82	170	21.90	181,089.28	7.00	7.13	7.07	6.82	357	3	675	80
7.25 =< ... < 7.5	44,213,551.76	239	31.46	184,993.94	7.25	7.38	7.30	7.05	357	3	667	80
7.5 =< ... < 7.75	24,941,160.71	131	17.74	190,390.54	7.50	7.63	7.53	7.28	357	3	675	81
7.75 =< ... < 8	16,314,095.70	95	11.61	171,727.32	7.75	7.99	7.81	7.55	357	3	661	80
8 =< ... < 8.25	2,904,690.36	17	2.07	170,864.14	8.00	8.13	8.07	7.82	356	4	673	81
8.25 =< ... < 8.5	4,470,943.97	27	3.18	165,590.52	8.25	8.38	8.27	8.02	355	5	644	81
8.5 =< ... < 8.75	2,635,058.64	14	1.87	188,218.47	8.50	8.63	8.52	8.19	345	15	655	83
8.75 =< ... < 9	338,704.58	4	0.24	84,676.15	8.75	8.88	8.77	8.52	352	8	627	73
9 =< ... < 9.25	271,398.93	3	0.19	90,466.31	9.00	9.00	9.00	8.75	356	4	607	82

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including stricture and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff R Term	Cutoff Season	FICO	LTV
9.25=<...< 9.5	258,391.41	2	0.18	129,195.71	9.25	9.25	9.25	7.81	329	31	616	90
Property_Type 2 Family	12,723,352.48	50	9.05	254,467.05	6.88	8.50	7.57	7.32	357	3	671	80
2-4 Family	348,000.00	3	0.25	116,000.00	6.88	7.75	7.14	6.88	358	2	742	77
3 Family	8,313,917.87	27	5.91	307,922.88	6.88	8.25	7.58	7.33	357	3	677	80
4 Family	2,347,600.00	6	1.67	391,266.67	7.38	7.88	7.63	7.37	358	2	689	79
Co-op	515,195.70	5	0.37	103,039.14	7.25	8.75	7.93	7.68	356	4	615	71
Condo	1,050,384.02	8	0.75	131,298.00	6.88	7.88	7.39	7.13	358	2	651	81
Condo - High Rise >8 floors	124,000.00	1	0.09	124,000.00	7.75	7.75	7.75	7.49	356	4	669	80
Condo - Low Rise <5 floors	7,871,288.38	50	5.60	157,425.77	6.88	9.00	7.44	7.18	357	3	663	80
Condo - Mid Rise 5-8 floors	1,067,924.00	7	0.76	152,560.57	7.00	7.63	7.43	7.18	357	3	665	83
PUD	28,821,097.65	154	20.50	187,149.98	6.88	8.50	7.24	6.99	357	3	675	80
Single Family Detached	65,061,144.99	388	46.29	167,683.36	6.88	9.25	7.36	7.11	357	3	665	79
Single Family Residence	11,164,246.48	75	7.94	148,856.62	6.88	8.63	7.47	7.19	355	5	669	82
Townhouse	1,149,627.93	8	0.82	143,703.49	6.88	9.00	7.51	7.26	357	3	683	84
Purpose Purchase	100,326,745.90	546	71.38	183,748.62	6.88	9.25	7.37	7.11	357	3	675	81
Refinance - Cashout	31,037,143.74	181	22.08	171,475.93	6.88	9.00	7.46	7.20	357	3	652	77
Refinance - Rate Term	9,193,889.86	55	6.54	167,161.63	6.88	8.88	7.40	7.15	357	3	662	79
Occupancy Primary	140,557,779.50	782	100.00	179,741.41	6.88	9.25	7.39	7.13	357	3	669	80
Orig_Term 360 =< ... < 372	140,557,779.50	782	100.00	179,741.41	6.88	9.25	7.39	7.13	357	3	669	80
Doc_Type Alt Doc	120,000.00	1	0.09	120,000.00	6.88	6.88	6.88	6.63	359	1	635	78
Full	7,277,911.85	51	5.18	142,704.15	6.88	7.88	7.22	6.97	357	3	646	82
No Asset Verification	1,171,074.81	7	0.83	167,296.40	6.88	7.50	7.29	7.04	357	3	659	82
No Doc (NINA)	34,208,126.67	214	24.34	159,851.06	6.88	9.00	7.52	7.27	357	3	691	80
No Income Verification	60,967,389.93	314	43.38	194,163.66	6.88	9.00	7.27	7.02	357	3	659	80
No Ratio	16,047,684.17	72	11.42	222,884.50	6.88	8.88	7.44	7.19	357	3	670	79
Reduced (partial)	1,521,478.34	12	1.08	126,789.86	6.99	8.50	7.74	7.34	333	27	677	78
Stated / Stated	19,244,113.73	111	13.69	173,370.39	6.88	9.25	7.55	7.26	356	4	671	80
Fico 0 =< ... < 99	2,058,776.22	14	1.46	147,055.44	7.00	8.25	7.51	7.26	357	3		80
550 =< ... < 600	3,906,001.25	26	2.78	150,230.82	6.88	9.00	7.58	7.33	357	3	589	65
600 =< ... < 650	46,787,328.45	250	33.29	187,149.31	6.88	9.25	7.46	7.20	356	4	633	80
650 =< ... < 700	60,685,749.36	334	43.17	181,693.86	6.88	8.75	7.35	7.09	357	3	672	81
700 =< ... < 750	19,534,885.65	114	13.90	171,358.65	6.88	8.50	7.31	7.06	357	3	721	80
750 =< ... < 800	6,943,338.57	41	4.94	169,349.72	6.88	8.50	7.40	7.14	356	4	770	84
800 =< ... < 850	641,700.00	3	0.46	213,900.00	7.38	8.00	7.61	7.36	357	3	809	83
Prepay_Months 0	56,683,628.85	281	40.33	201,721.10	7.00	9.25	7.58	7.31	356	4	670	81
12	6,095,384.16	33	4.34	184,708.61	7.00	8.50	7.49	7.24	357	3	673	80
24	1,918,928.59	15	1.37	127,928.57	6.88	7.99	7.36	7.11	356	4	663	78

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal		Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff R Term	Cutoff Season	FICO	LTV
36		69,113,305.31	412	49.17	167,750.74	6.88	9.25	7.24	6.99	357	3	668	79
48		118,690.54	1	0.08	118,690.54	7.38	7.38	7.38	7.13	356	4	630	80
6		1,300,814.00	8	0.93	162,601.75	7.00	8.75	7.53	7.28	358	2	686	82
60		5,327,028.05	32	3.79	166,469.63	6.88	7.88	7.21	6.96	357	3	674	82
DTI_Ratio < 30		58,484,490.49	347	41.61	168,543.20	6.88	9.00	7.48	7.22	357	3	680	80
30 =< ... <	35	9,678,010.32	65	6.89	148,892.47	6.88	9.00	7.39	7.14	357	3	658	79
35 =< ... <	40	20,526,749.14	106	14.60	193,648.58	6.88	9.25	7.32	7.06	357	3	661	80
40 =< ... <	45	40,306,969.80	203	28.68	198,556.50	6.88	9.25	7.28	7.02	357	3	660	80
45 =< ... <	50	10,322,194.21	56	7.34	184,324.90	6.88	8.50	7.43	7.15	356	4	670	81
50 =< ... <	55	804,865.54	3	0.57	268,288.51	7.63	8.25	7.83	7.58	358	2	643	79
55 =< ... <	60	434,500.00	2	0.31	217,250.00	7.25	8.38	7.64	7.39	357	3	615	77
interest_only_period		105,064,874.46	600	74.75	175,108.12	6.88	9.25	7.44	7.18	356	4	666	80
0
120		35,492,905.04	182	25.25	195,015.96	6.88	8.50	7.24	6.98	358	2	679	80

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.